UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 17, 2015

NTELOS HOLDINGS CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51798	36-4573125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1154 Shenandoah Village Drive, Waynesboro, Virginia 22980
(Address of Principal Executive Offices) (Zip Code)
(540) 946-3500
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On September 17, 2015, NTELOS Holdings Corp. (the “Company”) issued a press release announcing that the Company expects to hold its 2015 annual meeting of stockholders (the “2015 Annual Meeting”) on November 11, 2015 at 9:00 a.m. Eastern time at the offices of Mayer Brown, 1221 Avenue of the Americas, New York, NY 10020.
Because the expected date of the 2015 Annual Meeting represents a change of more than 30 days from the anniversary of the Company’s 2014 annual meeting of stockholders, the Company has set a new deadline for the receipt of stockholder proposals submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for inclusion in the Company’s proxy materials for the 2015 Annual Meeting. In order to be considered for inclusion, such proposals must be received in writing by the Company before the close of business on October 2, 2015.
Proposals must also comply with the applicable requirements of Rule 14a-8 of the Exchange Act regarding the inclusion of stockholder proposals in Company-sponsored proxy materials and other applicable laws. The October 2, 2015 deadline will also apply in determining whether notice of a stockholder proposal is timely for purposes of exercising discretionary voting authority with respect to proxies under Rule 14a-4(c)(1) of the Exchange Act.
Additionally, in order for a stockholder to bring business before the 2015 Annual Meeting outside of Rule 14a-8 of the Exchange Act or to nominate a director, it must provide the Company with timely notice by the close of business on October 2, 2015, and the stockholder must otherwise comply with the requirements set forth in the By-Laws.
Any stockholder proposal for inclusion in the Company’s proxy materials, notice of proposed business to be brought before the 2015 Annual Meeting, or director nomination should be sent to the Company’s Secretary at the Company’s principal executive offices located at 1154 Shenandoah Village Drive, Waynesboro, Virginia 22980.

 Forward Looking Statements

This document may contain statements, estimates or projections that constitute “forward-looking statements” as defined under U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “project,” “will,” “may” “should,” and similar expressions identify forward-looking statements, which generally are not historical in nature.

Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update any of them publicly in light of new information or future events. The forward-looking statements are or may be based on a series of projections and estimates and involve risks and uncertainties. These risks and uncertainties include such factors as: (1) the Company may be unable to obtain stockholder approval as required for the proposed merger with Shenandoah Telecommunications Company ("Shentel"); (2) conditions to the closing of the merger, including, without limitation, the consummation of certain transactions between Shentel and Sprint, may not be satisfied and required regulatory approvals may not be obtained; (3) the merger may involve unexpected costs, liabilities or delays; (4) the risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction, (5) the effect of the announcement of the merger on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business, or on its operating results and business generally, (6) the outcome of any legal proceedings related to the merger; (7) the Company may be adversely affected by other economic, business, and/or competitive factors; (8) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (9) changes in the legal or regulatory environment; and (10) other risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all. If the merger is consummated, the Company stockholders will cease to have any equity interest in the Company and will have no right to participate in its earnings and future growth. Additional factors that may affect the future results of the Company are set forth in its filings with the Securities and Exchange Commission (SEC), including without limitation its Annual Report on Form 10-K for the year ended December 31, 2014 and its Quarterly Reports on Form 10-Q filed thereafter, which are available on the SEC’s website at www.sec.gov.

Additional Information and Where to Find It
This document does not constitute a solicitation of any vote or approval. In connection with the proposed transaction, NTELOS has filed a preliminary proxy with the United States Securities and Exchange Commission (“SEC”) and will mail or otherwise provide to its stockholders a definitive proxy statement regarding the proposed transaction. BEFORE MAKING ANY VOTING DECISION, NTELOS’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement and other documents that NTELOS files with the SEC (when available) from the SEC's website at www.sec.gov and on NTELOS’s investor relations section website at ir.ntelos.com. In addition, the proxy statement and other documents filed by NTELOS with the SEC (when available) may be obtained from NTELOS free of charge by directing a request to NTELOS’s Public Relations advisor at KCSA Strategic Communications, 880 Third Avenue, 6th Floor, New York, NY 10022.
NTELOS and its directors, executive officers and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from NTELOS stockholders with respect to the proposed acquisition of NTELOS. Security holders may obtain information regarding the names, affiliations and interests of such individuals in NTELOS’s Annual Report on Form 10-K for the year ended December 31, 2014. Additional information regarding the interests of such individuals in the proposed acquisition of NTELOS will be included in the proxy statement relating to such acquisition when it is filed with the SEC. These documents may be obtained free of charge from the SEC's website at www.sec.gov and NTELOS’s investor relations website at ir.ntelos.com.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Press Release of NTELOS Holdings Corp. announcing the record and meeting dates, as well as the extended deadlines for submission of stockholder proposals, for the 2015 Annual Meeting.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.
Date: September 17, 2015

NTELOS HOLDINGS CORP.

By:	/s/ Brian J. O’Neil
Brian J. O’Neil
Executive Vice President, General Counsel and
Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release of NTELOS Holdings Corp. announcing the record and meeting dates, as well as the extended deadlines for submission of stockholder proposals, for the 2015 Annual Meeting.